Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]       Preliminary proxy statement
[x]       Definitive proxy statement
[ ]       Definitive additional materials
[ ]       Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         SOUTHERN MISSOURI BANCORP, INC .
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               (Name of Registrant as Specified in Its Charter)

                         SOUTHERN MISSOURI BANCORP, INC.
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                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]       No fee required
[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

(1)       Title of each class of securities to which transaction applies:
                              N/A
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(2)       Aggregate number of securities to which transactions applies:
                              N/A
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(3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
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(4)       Proposed maximum aggregate value of transaction:
                              N/A
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[ ]       Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)       Amount previously paid:
                             N/A
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(2)       Form, schedule or registration statement no.:
                             N/A
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(3)       Filing party:
                             N/A
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(4)       Date filed:
                             N/A
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

                 [Southern Missouri Bancorp, Inc. Letterhead]








                               October 3, 1997





Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Southern Missouri Bancorp, Inc. to be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine, Poplar Bluff, Missouri, on Monday, October 27, 1997, at 9:00 a.m., Central Time.

     The attached Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation, including its principal subsidiary, Southern Missouri Savings Bank, FSB. Directors and officers of the Corporation, as well as a representative of Kraft, Miles & Tatum, the Corporation's independent auditors, will be present to respond to any appropriate questions stockholders may have.

     To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                       Sincerely,


                                       /s/Donald R. Crandell
                                       Donald R. Crandell
                                       President and Chief
                                       Executive Officer

                            SOUTHERN MISSOURI BANCORP, INC.
                                    531 VINE STREET
                             POPLAR BLUFF, MISSOURI  63901
                                    (573) 785-1421

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                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON OCTOBER 27, 1997

------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of Southern Missouri Bancorp, Inc. ("Corporation") will be held at Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 27, 1997, at 9:00 a.m., Central Time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.        The election of two directors of the Corporation; and

          2. Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on September 26, 1997 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/SAMUEL H. SMITH
                                       SAMUEL H. SMITH
                                       SECRETARY

Poplar Bluff, Missouri
October 3, 1997

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IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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

                                  PROXY STATEMENT
                                        OF
                           SOUTHERN MISSOURI BANCORP, INC.
                                  531 VINE STREET
                            POPLAR BLUFF, MISSOURI  63901
                                  (573) 785-1421
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                           ANNUAL MEETING OF STOCKHOLDERS
                                   OCTOBER 27, 1997
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     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southern Missouri Bancorp, Inc. ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation ("Meeting"). The Meeting will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 27, 1997, at 9:00 a.m., Central Time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about October 3, 1997. Southern Missouri Savings Bank, FSB, a wholly owned subsidiary of the Corporation, is referred to herein as "Southern Missouri" or the "Savings Bank."

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                             VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

     Stockholders of record as of the close of business on September 26, 1997 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of September 26, 1997, the Corporation had 1,613,163 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present for purposes of determining a quorum.

     The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below. If a stockholder attends the Annual Meeting, he or she may vote by ballot.

     If a stockholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     If a stockholder is a participant in the Southern Missouri Savings Bank, FSB Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.

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        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of September 26, 1997, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at September 26, 1997. The following table also sets forth, as of September 26, 1997, information as to the shares of Common Stock beneficially owned by each director, by the named executive officers of the Corporation, and by all executive officers and directors of the Corporation as a group.

                                      Amount and Nature     Percent of
                                        of Beneficial      Common Stock
Name                                    Ownership (1)       Outstanding
----                                    -------------       -----------

Beneficial Owners of More Than 5%

Southern Missouri Savings Bank
Employee Stock
Ownership Plan Trust                       136,906             8.49%

John Hancock Advisors, Inc.                147,000             9.11

Donald R. Crandell(2)(3)                    84,715             5.25

Directors

Samuel H. Smith                             44,277             2.74
Leonard W. Ehlers                           44,277             2.74
Thadis R. Seifert                           24,277             1.50
James W. Tatum                              44,277             2.74

All Officers and
Directors as a
Group (9 persons)                          306,139            18.98%
____________________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Savings Bank's ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mr. Crandell, 10,375 shares; all executive officers and directors as a group, 19,964 shares. This table also includes shares of Common Stock subject to outstanding options exercisable within 60 days from September 26, 1997, pursuant to the 1994 Stock Option Plan ("Option Plan") and unvested shares of restricted Common Stock awarded pursuant to the Savings Bank's Management

      Recognition and Development Plans ("MRDPs") established in connection with the Conversion. See "EXECUTIVE COMPENSATION."
(2) Under SEC regulation, the term "named executive officer" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Donald R. Crandell was the Corporation's only "named executive officer" for the fiscal year ended June 30, 1997. He is also a director of the Corporation.
(3)   As disclosed in a Schedule 13D filed with the SEC.

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                           SUPERVISORY AGREEMENT
------------------------------------------------------------------------------

     On December 21, 1994, the Savings Bank voluntarily entered into a Supervisory Agreement with the OTS, its primary federal regulator. The Supervisory Agreement generally concerns the Savings Bank's investment portfolio and, more specifically, focuses on the reporting, monitoring, and assessment of interest rate risk in connection with the Savings Bank's portfolio of collateralized mortgage obligations. In an effort to comply with the Supervisory Agreement, the Savings Bank has hired a Chief Financial Officer who serves primarily as a senior investment officer. In addition, the Savings Bank revised its Investment Policy to conform more closely to the OTS's policy on securities activities and implemented additional procedures to review the investment activities and monitor interest rate risk management.

     In connection with the Savings Bank's most recent regulatory examination conducted during the fourth quarter of 1996, OTS examiners noted the Savings Bank's noncompliance with the Supervisory Agreement. Accordingly, additional actions, primarily relating to the Savings Bank's internal operations and lending activities, have been imposed by the OTS on the Savings Bank's management to achieve compliance and improve the operations of the Savings Bank. As a result of the most recent OTS examination and existing Supervisory Agreement, certain growth restrictions have been placed on the Savings Bank. In particular, the Savings Bank may not increase its total assets during any quarter in excess of the amount credited on deposit liabilities during the quarter. Additionally, as a result of the Savings Bank's current regulatory status, the Savings Bank will no longer be eligible for the lowest assessment rate for deposit insurance. Instead, the assessment rate is expected to increase from .065% to .095% of deposits beginning July 1, 1997. This will result in approximately $9,000 in additional costs per quarter for deposit insurance.

     During the third quarter of fiscal 1997, the Savings Bank exceeded the growth restrictions imposed by the Supervisory Agreement and, as a result, may be subject to sanction for violation of the Supervisory Agreement. The Savings Bank sought an exemption from compliance with the terms of the Supervisory Agreement for its growth during the third quarter and the request was denied. If the OTS determines that a material violation has occurred the OTS may impose the sanctions discussed below. The Savings Bank achieved compliance with the growth limitations during the fourth quarter and has requested a waiver of these growth limitations for future periods.

     A savings association engaging in unsafe and unsound practices is subject to a variety of regulatory enforcement actions. Management believes that the growth restrictions have not, to date, had an adverse effect on the Savings Bank's results of operations. In the future, the continued existence of growth restrictions could have a material adverse effect on the operations of the Savings Bank, and consequently, on the operations of the Corporation. Failure to achieve compliance with the Supervisory Agreement could lead to further regulatory enforcement actions, including the assessment of civil money penalties against the Savings Bank and/or its officers and directors.
To the Savings Bank's knowledge, no such actions have been initiated. The Supervisory Agreement will remain in effect until it is terminated by the OTS.

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                      PROPOSAL I - ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Corporation's Board of Directors consists of five members. On September 26, 1997, Mr. Robert A. Seifert, Chairman of the Board of the Corporation, passed away. Mr. Seifert had served as President of Southern Missouri from 1969 until 1994. In connection with Mr. Seifert's death, the Board of Directors amended the Corporation's Bylaws to reduce the number of directors to five.

     The Corporation's Bylaws provide that directors are elected for terms of three years, one-third of whom are elected annually. Two directors will be elected at the Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The Nominating Committee has nominated for election as directors Donald R. Crandell and Samuel H. Smith. The nominees are current members of the Boards of Directors of the Corporation and the Savings Bank. Each director of the Corporation is also a director of the Savings Bank.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth as to each nominee and director continuing in office, his name, age and the year he first became a director.


                                                         Year First
                              Principal Occupation         Elected     Term to
    Name             Age(1)  During Last Five Years      Director (2)  Expire
    ----             ------  ----------------------      ------------  ------

                                BOARD NOMINEES

Donald R. Crandell     63    President and Chief             1985      2000(3)
                             Executive Officer
                             of the Corporation and
                             Southern Missouri since 1994.
                             Prior thereto, Mr. Crandell
                             served as Executive Vice
                             President and Chief
                             Executive Officer of
                             Southern Missouri from
                             1986 to 1994.

Samuel H. Smith        59    Secretary of the Corporation    1988      2000(3)
                             since 1994.  President, Chief
                             Executive Officer and majority
                             stockholder of S.H. Smith and
                             Company, Inc., an engineering
                             consulting firm, in Poplar
                             Bluff, Missouri.

                           DIRECTORS CONTINUING IN OFFICE

Leonard W. Ehlers      78    Retired.  Official Court        1961      1998
                             Reporter of the 36th Judicial
                             Circuit and owner of Ehlers
                             Reporting Service for over 39
                             years. Chairman of the Board of
                             the Savings Bank since 1994.
                             Mr. Ehler is Vice Chairman of
                             the Corporation's Board of
                             Directors.

Thadis R. Seifert      78    Retired, former Executive Vice  1971      1998
                             President of Southern Missouri.

                           (table continued on following page)

                                                         Year First
                              Principal Occupation         Elected     Term to
    Name             Age(1)  During Last Five Years      Director (2)  Expire
    ----             ------  ----------------------      ------------  ------

                    DIRECTORS CONTINUING IN OFFICE (continued)

James W. Tatum         71    Retired.  Prior to his          1983       1999
                             retirement, member and a
                             Partner of Kraft, Miles &
                             Tatum, CPAs, an accounting
                             firm, for over 40 years.
                             Vice Chairman of the Board of
                             Directors of Southern Missouri.

---------------
(1)       At June 30, 1997.
(2)       Includes prior service on the Board of Directors of the Savings
          Bank.
(3)       Assuming re-election at the Meeting.

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              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Boards of Directors of the Corporation and Savings Bank conduct their business through meetings and committees of the Boards. The Board of Directors of the Corporation and the Savings Bank meets monthly and has additional special meetings as needed. During the fiscal year ended June 30, 1997, the Board of Directors of the Corporation held 12 meetings and the Board of Directors of Southern Missouri held 19 meetings. No director of the Corporation or Southern Missouri attended fewer than 75% of the total meetings of the Boards and committee meetings on which such Board member served during this period.

     The Board of Directors of the Savings Bank has standing Executive, Audit, Personnel and Nominating Committees, among others.

     The Board of Directors of the Corporation has an Executive Committee which consists of Messrs. Crandell, Ehlers and Thadis R. Seifert. The Executive Committee meets for the purpose of acting as a long range planning committee of the Corporation and to take any and all actions they deem necessary or appropriate between regular meetings of the Board. This Committee did not meet during fiscal 1997.

     The Audit Committee consists of Messrs. Tatum (Chairman), Thadis R. Seifert and Smith. This Committee meets for the purpose of reviewing the audit procedures at the Corporation, and the report and performance of the Corporation's independent auditing firm, and to take such other actions and responsibilities as shall from time to time be deemed necessary or appropriate. This Committee met eight times during fiscal 1997.

     The Personnel Committee consists of Messrs. Thadis R. Seifert (Chairman), Smith and Robert A. Seifert. This Committee meets on an as-needed basis to review promotions and to interview staff at the officer level. This Committee met one time during fiscal 1997.

     In connection with the Annual Meeting and selection of the management nominees for election as directors, Article II, Section 14 of the Corporation's Bylaws provides that the Board of Directors of the Corporation shall act as a nominating committee for selecting the management nominees for election as directors. Such section of the Bylaws also provides as follows:
"... no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation." Article II, Section 15 further provides that any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation. Article XI of the Certificate of Incorporation provides that written notice of a stockholder's intent to make a nomination or present new business at the meeting ("stockholder notice") must be given not less than 30 days nor more than 60 days prior to any such meeting; provided, however, that if less than 31 days' notice of the meeting is given to stockholders by the Corporation, a stockholder notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. If properly made, such nominations shall be considered by stockholders at such meeting. The Board of Directors of the Corporation met once in its capacity as the nominating committee during the fiscal year ended June 30, 1997.

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                              DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

     Members of the Board of Directors of the Savings Bank currently receive a fee of $800 per month. Additionally, the members of the Board of Directors of SMS Financial Services, Inc., the Savings Bank's wholly- owned subsidiary, receive a fee of $200 per month. Members of the Board of Directors of the Corporation currently receive a fee of $800 per month. Total fees paid to directors of the Savings Bank, SMS Financial Services, Inc. and the Corporation during the fiscal year ended June 30, 1997 were $136,800.

Directors' Retirement Agreements

     Effective April 13, 1994, the Savings Bank entered into individual retirement agreements with its current outside directors in recognition of their past service to the Savings Bank and to ensure their continued service on the Board. Each agreement provides that, following a director's termination of service on the Board on or after age 60, other than termination for cause, the director will receive five annual payments equal to the product of the cash fees paid to the director during the calendar year preceding his retirement and the director's vested percentage. The vested percentage is determined as follows: 50 percent after five years of service, 75 percent after 10 years of service, and 100 percent after 15 years of service. The benefits payable under the director's retirement agreements are an unfunded and unsecured obligation of the Savings Bank that is payable solely out of the general assets of the Savings Bank.

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                            EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for Mr. Crandell.

                                   Summary Compensation Table(1)

                                   Annual Compensation
                         ------------------------------------------
                                                        Other Annual
Name and                            Salary              Compensation
Position                 Year       ($)(2)                 ($)
--------                 ----       ------              ------------
Donald R. Crandell       1997      $125,991              $27,840(3)
 President and Chief     1996       116,391                   --
 Executive Officer       1995       114,555                   --

___________
(1)       All compensation, including fringe benefits, is paid by the Savings
          Bank.
(2) Includes directors' fees of $6,000, $6,300 and $9,600 for the fiscal years 1995, 1996 and 1997, respectively.
(3)       Consists of contributions made to the ESOP on Mr. Crandell's behalf.

Option Exercise/Value Table

     The following information is presented for Mr. Crandell.

                                           Number of
                                          Securities           Value of
                                          Underlying          Unexercised
                                          Unexercised         In-the-Money
                                            Options              Options
                   Shares                  at Fiscal            at Fiscal
                   Acquired               Year End(#)          Year End(#)
                      on       Value    -----------------   -----------------
                   Exercise   Realized  Exer-     Unexer    Exer-     Unexer-
   Name               (#)        ($)    cisable   cisable   cisable   cisable
   ----            --------   --------  -------   -------   -------   -------

Donald R. Crandell    --         --      26,781     --      $468,668     --

     Compensation Committee Interlocks and Insider Participation. There are no interlocks or insider participation with respect to the Compensation Committee of the Board of Directors of the Corporation.

     Employment Agreement. In connection with the Conversion, on April 13, 1994, the Corporation and the Savings Bank entered into a three-year employment agreement with Donald R. Crandell. The agreement provides that Mr. Crandell's salary will be paid by the Savings Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. The current salary level for Mr. Crandell is $116,391. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended by action of the Board of Directors for an additional year unless a notice of termination of the agreement is given by Mr. Crandell. The agreement is terminable by the Savings Bank for just cause at any time or in certain events specified by OTS regulations. The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Savings Bank and the Corporation. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Crandell is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as, among other things, any time during the period of employment when a change of control is deemed to have occurred under regulations of the OTS or a change in the composition of more than a majority of the Board of Directors of the Corporation occurs.

     The severance payment pursuant to the agreement will equal 2.99 times Mr. Crandell's average annual compensation during the preceding five years. Such amount will be paid within ten business days following the termination of employment. Based upon the current salary level for Mr. Crandell, the aggregate payment that would be payable under the terms of the agreement if a change in control occurred in 1997 is approximately $335,745. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Savings Bank and the Corporation are not entitled to deduct the amount of such excess payments.

     The agreement restricts Mr. Crandell's right to compete against the Savings Bank and the Corporation for a period of one year from the date of termination of the agreement if he voluntarily terminates his employment, except in the event of a change in control, or if the Savings Bank or the Corporation terminate his employment for cause.

------------------------------------------------------------------------------
                        TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     Mr. Tatum, a member of the Board of Directors of the Savings Bank, was a partner in the firm of Kraft, Miles & Tatum from 1954 until December 31, 1989. Subsequent to Mr. Tatum's retirement as a partner, Kraft, Miles & Tatum began serving as the Savings Bank's accountants on June 30, 1991.

     The Savings Bank, like many financial institutions, has followed the policy of granting loans to its officers, directors and employees on the security of their primary residences and also makes consumer loans to such persons. The Savings Bank has never granted loans to directors and executive officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Savings Bank are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management do not involve more than the normal risk of collectability or present other unfavorable features. At June 30, 1997, loans to directors and executive officers totalled $435,361.

------------------------------------------------------------------------------
              COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than 10% of any registered class of the Corporation's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Corporation.

     Based solely on a review of the reports and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during fiscal 1997 all filing requirements applicable to its reporting officers, directors and greater than 10% beneficial owners were complied with on a proper and timely basis.

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                                 AUDITORS
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     The Board of Directors has renewed the Corporation's arrangements with
Kraft, Miles & Tatum, independent public accountants, to be its auditors for the 1998 fiscal year. A representative of Kraft, Miles & Tatum is expected to be present at the Meeting to respond to appropriate questions of stockholders, and will have the opportunity to make a statement if he desires.

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                              OTHER MATTERS
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     The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

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                           FINANCIAL STATEMENTS
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     The cost of solicitation of proxies will be borne by the Corporation.  In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on September 26, 1997. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

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                            STOCKHOLDER PROPOSALS
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     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 531 Vine Street, Poplar Bluff, Missouri, no later than June 6, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       /s/SAMUEL H. SMITH
                                       SAMUEL H. SMITH
                                       SECRETARY

Poplar Bluff, Missouri
October 3, 1997

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                                FORM 10-KSB
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A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO SAMUEL H. SMITH, SECRETARY, SOUTHERN MISSOURI BANCORP,
INC., 531 VINE STREET, POPLAR BLUFF, MISSOURI  63901.
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                                       9

                                 REVOCABLE PROXY
                         SOUTHERN MISSOURI BANCORP, INC.


                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER  27, 1997


     The undersigned hereby appoints Leonard W. Ehlers, Thadis R. Seifert and James W. Tatum as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Southern Missouri Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine, Poplar Bluff, Missouri, on Monday, October 27, 1997, at 9:00 a.m., Central Time, and at any and all adjournments thereof, as follows:

                                                             VOTE
                                           FOR             WITHHELD

     1.  The election as directors of
         all nominees listed below
         (except as marked to the
         contrary below).                  [ ]                [ ]


         Donald R. Crandell
         Samuel H. Smith


         INSTRUCTION:  To withhold your vote
         for any individual nominee, write
         that nominee's(s) name on the
         line(s) below.


     2.  Such other matters that may properly
         come before the Annual Meeting or any
         adjournments thereof.


         The Board of Directors recommends a vote "FOR" the above proposal.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED,
THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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

                     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated October 3, 1997 and the 1997 Annual Report to Stockholders.

Dated:                            , 1997
       ---------------------------


---------------------------------       --------------------------------
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


---------------------------------       --------------------------------
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.